PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2022
PROPERTY, PLANT AND EQUIPMENT, NET
Schedule of property, plant and equipment, net

	As of December 31,
	2021	2022
	RMB	RMB
Software and electronic equipment	78,854	77,693
Buildings	34,764	34,764
Leasehold improvements	81,759	90,720
Total	195,377	203,177
Less: accumulated depreciation	(70,832)	(112,238)
Construction in progress	9,328	9,666
Property, plant and equipment, net	133,873	100,605